UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 30, 2020
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant	3

9.01	Financial Statements and Exhibits	3

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

On December 30, 2020, The E.W. Scripps Company's wholly-owned subsidiary, Scripps Escrow II, Inc. ("Scripps Escrow"), issued $550 million aggregate principal amount of new 3.875% senior secured notes and $500 million aggregate principal amount of new 5.375% senior unsecured notes. The secured notes will mature in 2029 and the unsecured notes will mature in 2031.

Scripps Escrow, which was created solely to issue the notes, deposited the gross proceeds of the offering into segregated escrow accounts until the date that certain escrow release conditions are satisfied. Upon closing of the pending acquisition of ION Media Networks, Inc. ("ION Media"), Scripps Escrow will merge with and into The E.W. Scripps Company ("the Company") and the escrow proceeds will be released to the Company. The Company will thereupon assume the obligations under the notes, the secured notes will become senior secured obligations of the Company, and the unsecured notes will become senior unsecured obligations of the Company. The notes will be guaranteed by certain of the Company’s existing and future subsidiaries, and the secured notes will be secured on a first-lien basis by substantially all of the existing and future assets of the Company and the guarantors that also secure the Company’s credit facilities.

The proceeds from these notes will be used to finance a portion of the ION Media acquisition. Copies of the indentures are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

10.1	Secured Indenture dated as of December 30, 2020

10.2	Unsecured Indenture dated as of December 30, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Vice President, Controller
(Principal Accounting Officer)
Dated: December 30, 2020
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